EXHIBIT 24.1

POWER OF ATTORNEY
I hereby constitute and appoint John DeZee and Leah Patterson as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2021, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of December 2021.

/s/ Andrew Michelmore
Name: Andrew Michelmore
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint John DeZee and Leah Patterson as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2021, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2021.

/s/ Jarl Berntzen
Name: Jarl Berntzen
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint John DeZee and Leah Patterson as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2021, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2021.

/s/ Jennifer Bush
Name: Jennifer Bush
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint John DeZee and Leah Patterson as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2021, and any amendment or supplement thereto;

and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2021.

/s/ Errol Glasser
Name: Errol Glasser
Director
Century Aluminum Company

POWER OF ATTORNEY
I hereby constitute and appoint John DeZee and Leah Patterson as my true and lawful attorney-in-fact and agent, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Century Aluminum Company for the fiscal year ended December 31, 2021, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K, and any such amendment or supplement, with the Securities and Exchange Commission and any other appropriate agency pursuant to applicable laws and regulations.
IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of December 2021.

/s/ Wilhelm van Jaarsveld
Name: Wilhelm van Jaarsveld
Director
Century Aluminum Company